©2017 Regal Beloit Corporation, Proprietary and Confidential Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Business Development & Investor Relations Second Quarter 2017 Earnings Conference Call August 8, 2017 Regal Beloit Corporation

2 Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward- looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”) or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on March 1, 2017 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, adjusted EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, adjusted EBITDA, free cash flow and free cash flow as a percentage of net income are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”) and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

4 Agenda and Opening Comments Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

5  Adjusted Diluted EPS* Up 13.2% from Prior Year  Organic Sales Growth* Up 4.8% – Climate Up 6.5% – C&I Up 4.3% – PTS Up 3.5%  Adjusted Operating Margin* Up 70 bps – Volume Leverage – Rightsizing of Oil & Gas Businesses – Benefits from Simplification and SG&A Cost Controls – Partially Offset by Commodity Inflation  Strong Free Cash Flow – Free Cash Flow* 154% of Net Income – Improved Cash Cycle Days** by 3.5 – Paid Down $70 Million in Debt – Repurchased $21 Million of Common Stock – Repatriated $110 Million in Cash Through July Opening Comments – 2nd Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Overall Solid First Half of the Year ** Cash Cycle Days = A/R Days Sales Outstanding + Days Inventory Outstanding – A/P Days Payable Outstanding

6  Entering 3Q, Orders Up Versus Prior Year in All Three Segments  Expecting Low Single Digit Organic Sales Growth in 2017 – Broad-based End Market Growth in North America and Asia – Middle East and Oil & Gas Comparisons Improve in 2H 2017 – Residential and Commercial HVAC Growth in 2H 2017  Expecting Improvement to Adjusted Operating Margin in FY 2017 – Strong Margin Improvement in 1H 2017 – Expecting Margin Up Modestly in 2H 2017 Over Prior Year and Sequentially  Raised Total Year 2017 Adjusted Diluted EPS* Guidance to $4.70 to $5.00 Per Share Opening Comments – Looking Forward 2017 Adjusted Diluted EPS Guidance Midpoint is a 9% Annual Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

7 2nd Quarter 2017 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Delivered Organic Sales Growth and Margin Expansion  Sales of $869.2 Million, Up 3.6% – Organic Sales* Up 4.8% – Foreign Currency Translation of (0.7%) – Business Divestiture of (0.5%)  Adjusted Operating Margin* of 10.4% Compared to 9.7% in the Prior Year – Higher Sales in All Segments – Benefits from Rightsizing of Our Oil & Gas Businesses – Continuing Benefits from Simplification Initiative and SG&A Cost Savings  Pruned a Non-core Equipment Leasing Business in the C&I Systems Segment – Restructuring and Related Costs of $3.9 Million – SG&A Expense of $1.2 Million

8 2nd Quarter 2017 Financial Results Adjusted Diluted EPS Up 13.2% ADJUSTED DILUTED EARNINGS PER SHARE Jul 1, 2017 Jul 2, 2016 GAAP Diluted Earnings Per Share 1.18$ 1.26$ Restructuring and Related Costs 0.12 0.02 Gain on Disposal of Businesses - (0.14) Gain on Sale of Assets (0.01) - Adjusted Diluted Earnings Per Share 1.29$ 1.14$ Three Months Ended * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

9 Capital Expenditures  $16.7 Million in 2Q 2017  ~$75 Million Expected in FY 2017  Expecting FY 2017 D&A of ~$145 Million Restructuring  $7.7 Million in 2Q 2017  ~$13 Million Expected in FY 2017 Effective Tax Rate (ETR)  21.6% ETR in 2Q 2017 – 22.5% Excluding Restructuring  Expecting FY 2017 ETR of ~22% Balance Sheet at July 1, 2017  Total Debt of $1,300.2 Million  Net Debt of $1,056.5 Million  2Q 2017 Debt Reduction of $70.3 Million  Total Debt/Adj. EBITDA* at 2.7 2nd Quarter 2017 Key Financial Metrics Free Cash Flow*  $81.7 Million in 2Q 2017  154.2% of Net Income in 2Q 2017  Cash Repatriation of $41.8 Million in 2Q 2017 and $109.7 Million through July 2017  Repurchased 267,604 Shares Totaling $21.0 Million in 2Q 2017 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

10 Assumptions  Low Single Digit Growth in FY 2017 Organic Sales  Expecting Modest Improvement in Adjusted Operating Margin in 2H 2017 Guidance  Raised FY 2017 GAAP Diluted EPS Guidance to $4.51 to $4.81  Raised FY 2017 Adjusted Diluted EPS* Guidance to $4.70 to $5.00 – Restructuring and Related Costs of $0.21 per Share – Gain on Sale of Assets of ($0.02) per Share  Updated Forecast on 2017 Full Year Effective Tax Rate to 22% 2017 Full Year Guidance * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2017 Adjusted Diluted EPS Guidance Midpoint is a 9% Improvement

11 2Q 2017 Commercial & Industrial Systems Sales Expecting Sequential Margin Improvement in 2H 2017 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales  Organic Sales* Up 4.3%  5th Consecutive Quarter of Improvement  Sales Performance – Asia Up – Strength in Oil & Gas and Power Gen – Commercial HVAC Up – Distribution Down Slightly – Price Up Slightly, Improved Sequentially Adj. Operating Margin*  6.7% of Sales  Up 20 bps from Prior Year – Benefits from Rightsizing of Oil & Gas and Strong Asia Performance – Partially Offset by Volume Ramp Challenges, Commodity Inflation and the Exit of a Non-Core Business $39 5 $40 7 2Q16 2Q17 $26 $27 2Q16 2Q17 Adj. Income from Operations* ($ millions)

12 2Q 2017 Climate Solutions Sales Organic Sales Up 6.5%, Adj. Operating Margin Up 70 bps * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales  Organic Sales* Up 6.5%  6th Consecutive Quarter of Improvement  Sales Performance – NA Resi HVAC Up Low Teens – HVAC Aftermarket Flat – Commercial Refrigeration Down – Price Up Slightly, Improving Two-Way MPFs Adj. Operating Margin*  15.1% of Sales  Up 70 bps from Prior Year – Benefits from HVAC Volume, Simplification and Mix – Partially Offset by Commodity Inflation  Expecting Pressure on 2H 2017 Margins $25 5 $27 1 2Q16 2Q17 $37 $41 2Q16 2Q17 Adj. Income from Operations* ($ millions)

13 2Q 2017 Power Transmission Solutions Sales Organic Sales Up 3.5%, Adj. Operating Margin Up 160 bps * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales  Organic Sales* Up 3.5%  4th Consecutive Quarter of Improvement  Sales Performance – Renewable Energy, Oil & Gas and Commercial HVAC Up – Distribution Flat  Expecting Positive 2H 2017 Organic Growth Adj. Operating Margin*  11.7% of Sales  Up 160 bps from Prior Year – Benefits from Volume, Price, Synergies and Cost Controls  Expecting 2H Margins Similar to 1H 2017 $18 9 $19 1 2Q16 2Q17 $19 $22 2Q16 2Q17 Organic 3.5% Divestiture (2.0%) F/X (0.5%) Adj. Income from Operations* ($ millions)

14 Investor Day Updates  New Sales Positions Filled  Added Sales Leadership Talent in Key Roles  Implemented New Compensation Plan Driving Organic Sales Growth Ramping Up Production to Meet Demand UlteMAX™ Motor & Control Commercial Excellence Innovation Digital Customer Experience (DCX)  Invested in a Product Information Management Tool (PIM)  Great Progress on 360-Spin Product Images  New RegalBeloit.com and Marathon® Product Websites

15  Adjusted Diluted EPS* Up 13.2%  Organic Sales Growth Up 4.8%  Orders Up in All Three Segments  Adjusted Operating Margin* Up 70 bps  Free Cash Flow* 154% of Net Income  Reduced Debt by $70 Million  Repurchased $21 Million of Common Stock  Total Debt/Adj. EBITDA* at 2.7  Repatriation of $110 Million of Cash through July  Continuing Progress on Focus, Innovation and Simplification  Raised Annual Adj. Diluted EPS Guidance – Represents 9% Increase at the Midpoint over Prior Year 2nd Quarter Summary Comments * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Overall Solid First Half of the Year

16 Questions and Answers

17 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Jul 1, 2017 Jul 2, 2016 Jul 1, 2017 Jul 2, 2016 GAAP Diluted Earnings Per Share 1.18$ 1.26$ 2.20$ 2.19$ Restructuring and Related Costs 0.12 0.02 0.17 0.04 Gain on Disposal of Businesses - (0.14) - (0.14) Gain on Sale of Assets (0.01) - (0.01) - Adjusted Diluted Earnings Per Share 1.29$ 1.14$ 2.36$ 2.09$ Three Months Ended Six Months Ended RECONCILIATION OF 2017 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2017 Diluted EPS Annual Guidance 4.51$ 4.81$ Restructuring and Related Costs 0.21 0.21 Gain on Sale of Assets (0.02) (0.02) 2017 Adjusted Diluted EPS Annual Guidance 4.70$ 5.00$

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME (Dollars in Millions)	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jul 1, 2017	Jul 2, 2016	Jul 1, 2017	Jul 2, 2016	Jul 1, 2017	Jul 2, 2016	Jul 1, 2017	Jul 2, 2016
GAAP Income from Operations	$ 20.6	$ 25.1	$ 40.2	$ 36.1	$ 22.2	$ 30.2	$ 83.0	$ 91.4
Restructuring and Related Costs	6.9	0.7	0.6	0.5	0.2	0.5	7.7	1.7
Gain on Disposal of Businesses	-	-	-	-	-	(11.6)	-	(11.6)
Gain on Sale of Assets	(0.3)	-	-	-	-	-	(0.3)	-
Adjusted Income from Operations	$ 27.2	$ 25.8	$ 40.8	$ 36.6	$ 22.4	$ 19.1	$ 90.4	$ 81.5
GAAP Operating Margin %	5.1 %	6.4 %	14.9 %	14.2 %	11.6 %	16.0 %	9.5 %	10.9 %
Adjusted Operating Margin %	6.7 %	6.5 %	15.1 %	14.4 %	11.7 %	10.1 %	10.4 %	9.7 %

ADJUSTED OPERATING INCOME (Dollars in Millions)	Six Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jul 1, 2017	Jul 2, 2016	Jul 1, 2017	Jul 2, 2016	Jul 1, 2017	Jul 2, 2016	Jul 1, 2017	Jul 2, 2016
GAAP Income from Operations	$ 46.4	$ 46.8	$ 71.4	$ 60.7	$ 40.0	$ 53.2	$ 157.8	$ 160.7
Restructuring and Related Costs	8.6	0.8	1.7	1.8	0.6	0.5	10.9	3.1
Gain on Disposal of Businesses	-	-	-	-	(0.1)	(11.6)	(0.1)	(11.6)
Gain on Sale of Assets	(0.4)	-	-	-	-	-	(0.4)	-
Adjusted Income from Operations	$ 54.6	$ 47.6	$ 73.1	$ 62.5	$ 40.5	$ 42.1	$ 168.2	$ 152.2
GAAP Operating Margin %	5.9 %	6.1 %	13.8 %	12.3 %	10.6 %	13.6 %	9.4 %	9.7 %
Adjusted Operating Margin %	6.9 %	6.2 %	14.1 %	12.6 %	10.8 %	10.8 %	10.0 %	9.2 %

REGAL

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19 Appendix Non-GAAP Reconciliations FREE CASH FLOW RECONCILIATION (Dollars in Millions) Jul 1, 2017 Jul 2, 2016 Jul 1, 2017 Jul 2, 2016 Net Cash Provided by Operating Activities 98.4$ 117.5$ 148.9$ 176.1$ Additions to Property Plant and Equipment (16.7) (16.8) (33.7) (31.7) Free Cash Flow 81.7$ 100.7$ 115.2$ 144.4$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 154.2% 177.9% 116.0% 147.0 % Three Months Ended Six Months Ended

Appendix Non-GAAP Reconciliations

ORGANIC SALES GROWTH

(Dollars in Millions)

	Three Months Ended July 1, 2017							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
Net Sales	$	407.4	$	270.5	$	191.3	$	869.2
Net Sales from Business Divested		-		-		3.8		3.8
Impact from Foreign Currency Exchange Rates		4.2		0.5		1.0		5.7
Adjusted Net Sales	$	411.6	$	271.0	$	196.1	$	878.7
Net Sales Three Months Ended July 2, 2016	$	394.7	$	254.5	$	189.4	$	838.6
Organic Sales Growth %		4.3 %		6.5 %		3.5 %		4.8 %
Net Sales Growth %		3.2 %		6.3 %		1.0 %		3.6 %

ORGANIC SALES GROWTH

(Dollars in Millions)

	Six Months Ended July 1, 2017							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
Net Sales	$	788.6	$	518.2	$	375.9	$	1,682.7
Net Sales from Business Divested		-		-		9.0		9.0
Impact from Foreign Currency Exchange Rates		7.1		1.5		2.1		10.7
Adjusted Net Sales	$	795.7	$	519.7	$	387.0	$	1,702.4
Net Sales Six Months Ended July 2, 2016	$	772.3	$	494.3	$	390.2	$	1,656.8
Organic Sales Growth %		3.0 %		5.1 %		(0.8)%		2.8 %
Net Sales Growth %		2.1 %		4.8 %		(3.7)%		1.6 %

REGAL

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21 Appendix Non-GAAP Reconciliations (Dollars in Millions) LTM Jul 1, 2017 Net Income Attributable to Regal Beloit Corporation 204.5$ Plus: Minority Interest 5.6 Plus: Taxes 53.8 Plus: Interest Expense 58.0 Less: Interest Income (4.2) Plus: Depreciation and Amortization 145.2 Plus: Restructuring and Related Costs 14.6 Less: Gain on Sale of Assets (2.1) Less: Gain on Disposal of Business (0.1) Adjusted EBITDA 475.3$ Current Maturities of Debt 100.7$ Long-Term Debt 1,199.5 Total Debt 1,300.2$ Total Debt/Adjusted EBITDA 2.7 ADJUSTED EBITDA AND TOTAL DEBT/ADJUSTED EBITDA RECONCILIATION

22 Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016, 2017 and 2018 have 52 weeks  Fiscal Year 2014 had 53 weeks